Listing Report:Supplement No. 6 dated Oct 09, 2012 to Prospectus dated Oct 05, 2012
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Oct 05, 2012 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Oct 05, 2012 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 607780
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,500.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	3.74%
Term:	36 months

Lender yield:	11.49%	Borrower rate/APR:	12.49% / 15.32%	Monthly payment:	$351.21

Lender servicing fee:	1.00%	Effective Yield*:	11.02%
		Estimated return*:	7.28%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	May-1995	Debt/Income ratio:	17%
Credit score:	680-699 (Sep-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	1y 3m
Amount delinquent:	$0	Total credit lines:	5	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$474	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	52%
		Homeownership:	No
Screen name:	cozy-payout728	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	680-699 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	720-739 (Oct-2011)
Principal balance:	$3,150.52	31+ days late:	0 ( 0% )
Total payments billed:	11
Description
Large Purchases
Purpose of loan:
This loan will be used to...buy larger tractor and farm
planting equip.

My financial situation: I'm a asst manager at Circle K
for over a year, and sell produce at farmers market
I am a good candidate for this loan because... I've been
farming about 5 years I've farmed 3 acres but I have
10 I can farm with better equip. My husband is disabled
he gets a monthly check he's had 4 heart attacks.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 632344
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	AA	Listing Duration:	14 days
		Estimated loss*:	1.24%
Term:	60 months

Lender yield:	9.00%	Borrower rate/APR:	10.00% / 12.22%	Monthly payment:	$531.18

Lender servicing fee:	1.00%	Effective Yield*:	8.86%
		Estimated return*:	7.62%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Nov-2000	Debt/Income ratio:	20%
Credit score:	840-859 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	4y 3m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Clergy
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,555	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	11%
		Homeownership:	Yes
Screen name:	courageous-credit911	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to help our family pay off a home loan that was financed by the seller that we purchased the property from. It will also be used to pay for a new water heater that our HOA is requiring, as well as pay off the remaining balance on a credit card.

My financial situation:
I am a good candidate for this loan because I have a steady income of 4,200 a month, and a great credit score. I've never missed a mortgage/HOA or car payment. My wife and I live simply and keep a careful monthly budget, only using cash for personal expenses. If possible, we will plan on having the monthly repayment drawn directly out of our bank account.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 636176
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	13.25%
Term:	36 months

Lender yield:	26.86%	Borrower rate/APR:	27.86% / 31.79%	Monthly payment:	$165.15

Lender servicing fee:	1.00%	Effective Yield*:	24.47%
		Estimated return*:	11.22%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Apr-1990	Debt/Income ratio:	65%
Credit score:	660-679 (Sep-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	9 / 8	Length of status:	3y 0m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,027	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	13	Bankcard utilization:	36%
		Homeownership:	No
Screen name:	competent-interest1	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Household Expenses
Purpose of loan:
This loan will be used to...pay for my household expenses, due to shortage on income from my husband salary at this particular time.
My financial situation:
I am a good candidate for this loan because...I am a very responsable person. I always meet my obligations on time.

Monthly net income: $2400.00
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $350.00
Utilities: $
Phone, cable, internet: $
Food, entertainment: $200.00
Clothing, household expenses: $100.00
Credit cards and other loans: $300.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 638242
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	2.49%
Term:	60 months

Lender yield:	11.23%	Borrower rate/APR:	12.23% / 14.49%	Monthly payment:	$67.08

Lender servicing fee:	1.00%	Effective Yield*:	10.91%
		Estimated return*:	8.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-1996	Debt/Income ratio:	23%
Credit score:	840-859 (Sep-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 12	Length of status:	5y 4m
Amount delinquent:	$0	Total credit lines:	46	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$886	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	2%
		Homeownership:	Yes
Screen name:	scrappy-treasure445	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan: Replace exterior doors in home that were installed incorrectly. My home is 5 years old, I am the 1st resident in the house (i.e. we built it).

My financial situation: Wife is temporarily off work on maternity leave, thus the temporary need for a loan.

I am a good candidate for this loan because I have a credit score of 855. I have never defaulted on a loan, or even been late on a payment. I also work in banking and am very organized in both my personal and financial life. I am an accountant.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 640296
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	9.75%
Term:	60 months

Lender yield:	24.57%	Borrower rate/APR:	25.57% / 28.16%	Monthly payment:	$207.81

Lender servicing fee:	1.00%	Effective Yield*:	22.63%
		Estimated return*:	12.88%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Aug-2006	Debt/Income ratio:	42%
Credit score:	640-659 (Sep-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	3y 3m
Amount delinquent:	$0	Total credit lines:	8	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,431	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	96%
		Homeownership:	No
Screen name:	one_god	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	81 ( 100% )	640-659 (Latest)
Principal borrowed:	$24,600.00	< 31 days late:	0 ( 0% )	680-699 (Jun-2011) 680-699 (Aug-2009) 700-719 (Sep-2008)
Principal balance:	$13,068.65	31+ days late:	0 ( 0% )
Total payments billed:	81
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay off debt at lower interest rate

My financial situation:
I am a good candidate for this loan because i have Borrowed two previous loans from prosper, one originating in October 16-2008 & the other September 9th 2009. both loans were three year loans & both were fully paid off via ACH withdrawals form my bank account with all payment made on time, i have one current loan on which i have not missed a single payment, all payment are withdrawn from my bank account, i insure you that all payment on this loan will be taken out via ACH from my bank account, thank you for your business.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 643942
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$86.85

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Sep-1979	Debt/Income ratio:	43%
Credit score:	620-639 (Sep-2012)	Inquiries last 6m:	6	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	23 / 21	Length of status:	33y 11m
Amount delinquent:	$0	Total credit lines:	52	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$85,062	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	78%
		Homeownership:	Yes
Screen name:	methodical-rate0	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	620-639 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	680-699 (Nov-2011)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	8
Description
Household Expenses
Purpose of loan:
This loan will be used to... to pay some medical bills

My financial situation:
I am a good candidate for this loan because... i have never defaulted on any loan or charge payment in my lifetime

Monthly net income: $ 6,700.00
Monthly expenses: $
Housing: $1005.68
Insurance: $174.32
Car expenses: $376.00
Utilities: $225.00
Phone, cable, internet: $197.00
Food, entertainment: $150.00
Clothing, household expenses: $400.00
Credit cards and other loans: $1682.00
Other expenses: $185.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 646812
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	13.25%
Term:	12 months

Lender yield:	21.62%	Borrower rate/APR:	22.62% / 30.54%	Monthly payment:	$375.57

Lender servicing fee:	1.00%	Effective Yield*:	19.68%
		Estimated return*:	6.43%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-1997	Debt/Income ratio:	18%
Credit score:	640-659 (Sep-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	11y 5m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,859	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	99%
		Homeownership:	No
Screen name:	sturdy-exchange123	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business
Purpose of loan:
This loan will be used to...cash flow for small theatrical business.

My financial situation:
I am a good candidate for this loan because...the theater company has been in business for over 10 years. I have a strong credit history of paying all loans and credit lines in a timely fashion. I make a steady income at my day job.

Monthly net income: $3,000
Monthly expenses: $
Housing: $1,100
Insurance: $0
Car expenses: $0
Utilities: $0
Phone, cable, internet: $100
Food, entertainment: $800
Clothing, household expenses: $100
Credit cards and other loans: $400
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 649242
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,500.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	2.49%
Term:	36 months

Lender yield:	8.74%	Borrower rate/APR:	9.74% / 12.53%	Monthly payment:	$273.23

Lender servicing fee:	1.00%	Effective Yield*:	8.49%
		Estimated return*:	6.00%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Nov-1999	Debt/Income ratio:	35%
Credit score:	760-779 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	3y 3m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,831	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	10%
		Homeownership:	No
Screen name:	wise-noble-yield	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement & Auto Purchase
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 650234
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	8.49%
Term:	36 months

Lender yield:	19.99%	Borrower rate/APR:	20.99% / 24.76%	Monthly payment:	$565.05

Lender servicing fee:	1.00%	Effective Yield*:	18.52%
		Estimated return*:	10.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jun-1997	Debt/Income ratio:	19%
Credit score:	780-799 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	0y 1m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,439	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	41%
		Homeownership:	Yes
Screen name:	best-pleasant-diversification	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Tired of HIgh Interest Credit
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 650238
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	2.24%
Term:	36 months

Lender yield:	8.24%	Borrower rate/APR:	9.24% / 12.02%	Monthly payment:	$159.56

Lender servicing fee:	1.00%	Effective Yield*:	8.02%
		Estimated return*:	5.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Jan-1983	Debt/Income ratio:	6%
Credit score:	760-779 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	20y 1m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Principal
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$178	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Bankcard utilization:	1%
		Homeownership:	No
Screen name:	peace-twister9	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Household Expenses
Purpose of loan:
This loan will be used to...
Rental arrears due to paying my 2college kids tuitions
My financial situation:
I am a good candidate for this loan because...
employed focused on having no college debt at such high rate and long term.
I rather do this loan and have my kids free to work. I have vey little debt at this time and I can handle $175.00 monthly.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 650464
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	3.99%
Term:	36 months

Lender yield:	11.99%	Borrower rate/APR:	12.99% / 15.83%	Monthly payment:	$842.23

Lender servicing fee:	1.00%	Effective Yield*:	11.48%
		Estimated return*:	7.49%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Mar-1997	Debt/Income ratio:	30%
Credit score:	680-699 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	1y 0m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$29,029	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	49%
		Homeownership:	No
Screen name:	return-magnate3	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Consolidation
Purpose of loan:
This loan will be used to...
Consolidate monthly payments that I already make on multiple credit cards.
My financial situation:
I am a good candidate for this loan because...
I'm a newlywed beginning my second year in an administrative position at a local university where my husband is also a law student. This position has provided me with the stability and the security to stop making purchases on credit and begin paying down my debt. I've prided myself on always paying my bills on time and will continue to do so.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 650964
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	9.25%
Term:	60 months

Lender yield:	23.89%	Borrower rate/APR:	24.89% / 27.46%	Monthly payment:	$292.87

Lender servicing fee:	1.00%	Effective Yield*:	22.06%
		Estimated return*:	12.81%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-1997	Debt/Income ratio:	23%
Credit score:	720-739 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	19 / 19	Length of status:	14y 2m
Amount delinquent:	$0	Total credit lines:	45	Occupation:	Professor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$69,991	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	61%
		Homeownership:	No
Screen name:	asset-persimmon6	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate to one loan
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 650968
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,500.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	6.24%
Term:	36 months

Lender yield:	16.34%	Borrower rate/APR:	17.34% / 21.03%	Monthly payment:	$232.84

Lender servicing fee:	1.00%	Effective Yield*:	15.36%
		Estimated return*:	9.12%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Mar-2001	Debt/Income ratio:	33%
Credit score:	680-699 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 9	Length of status:	4y 3m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,475	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Bankcard utilization:	29%
		Homeownership:	No
Screen name:	dollar-celebration9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	9 ( 41% )	680-699 (Latest)
Principal borrowed:	$6,500.00	< 31 days late:	13 ( 59% )	640-659 (Oct-2010)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	22
Description
Debt consolidation
Purpose of loan:
Consolidate my revolving credit card debts into a more manageable lower interest rate prosper installment loan that will enable me not only to pay down principal and interest more timely but also to significantly increase my FICO score by reducing my credit card balances.

I recently paid off (within 2 instead of 3 yrs) a different higher interest (@ 34.35%) prosper loan, which was meant to pay off credit cards. The borrowed funds ended up being used for wedding expenses and the interest rate for the prosper loan was just as high as the interest rates on my credit cards. Nevertheless, I paid off the loan early and have improved my credit score, hence the new request with a lower interest.

My financial situation:
Fixed income, stable career with government, improved credit score as proven with new request with lower interest rate set by Prosper, raise(s) expected within 6 months, etc.

I am a good candidate for this loan because...
- I am a government employee who works for an agency of the State of California. My career is extremely stable and backed by a union.
- I proved my ability to as an excellent prosper buyer as I recently have paid off a former loan early.
- I have improved my credit score over the last two years.
- I can easily and swiftly provide supporting documentation proving my employment and income.
- Opportunity for both borrower and lender to benefit from transaction.

Monthly net income: $4,650 Gross, $3,333 Net
Monthly expenses: $ Below
Housing: $400 ($800/2)
Insurance: $N/A
Car expenses: $N/A
Utilities: $35 ($70/2)
Phone, cable, internet: $12.50 ($25/2)
Food, entertainment: $300
Clothing, household expenses: $100
Credit cards and other loans: $550 + $415 in Student Loans
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 651040
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,700.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	2.49%
Term:	36 months

Lender yield:	8.74%	Borrower rate/APR:	9.74% / 12.53%	Monthly payment:	$183.23

Lender servicing fee:	1.00%	Effective Yield*:	8.49%
		Estimated return*:	6.00%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Nov-1997	Debt/Income ratio:	13%
Credit score:	780-799 (Sep-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	0y 4m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Dentist
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,026	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	4%
		Homeownership:	No
Screen name:	spry-silver057	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Engagement Ring Financing
Purpose of loan:
This loan will be used to...
Buy my girlfriend of 5 years an engagement ring. I already have the setting, I would like to propose by Thanksgiving, this loan will allow me to pay the rest of the center stone.
My financial situation:
I am a good candidate for this loan because...
I am a dentist with steady full-time employment and a great credi score. All my dental school loans are in forebearance, and my rent is my only major monthly bill.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 651084
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,600.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	6.49%
Term:	36 months

Lender yield:	16.74%	Borrower rate/APR:	17.74% / 21.43%	Monthly payment:	$129.68

Lender servicing fee:	1.00%	Effective Yield*:	15.71%
		Estimated return*:	9.22%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Dec-1995	Debt/Income ratio:	23%
Credit score:	740-759 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	10y 11m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,763	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	12	Bankcard utilization:	5%
		Homeownership:	No
Screen name:	attractive-affluence082	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical/Dental
Purpose of loan:
This loan will be used to REPLACE DENTAL CROWNS AND IMPANT.

My financial situation:
I am a good candidate for this loan because I HAVE STRONG EMPLOYMENT FOR REPAYMENT

Monthly net income: $4000
Monthly expenses: $
Housing: $500
Insurance: $200
Car expenses: $600
Utilities: $200
Phone, cable, internet: $100
Food, entertainment: $400
Clothing, household expenses: $200
Credit cards and other loans: $200
Other expenses: $400 CHILD SCHOOL + 200 MISC
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 651088
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	2.49%
Term:	36 months

Lender yield:	8.74%	Borrower rate/APR:	9.74% / 12.53%	Monthly payment:	$80.36

Lender servicing fee:	1.00%	Effective Yield*:	8.49%
		Estimated return*:	6.00%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-1987	Debt/Income ratio:	30%
Credit score:	800-819 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	20 / 19	Length of status:	2y 3m
Amount delinquent:	$0	Total credit lines:	44	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$20,823	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	31%
		Homeownership:	Yes
Screen name:	reward-drummer0	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Other - Child Custody Retainer Fee
Purpose of loan:
This loan will be used to pay a retainer fee to hire an attorney to ensure sole custody of two children. I just bought a house and am going back to school to get my MBA, and of course this was an unexpected life situation I had not planned for. Help in this would be greatly appreciate and such a relief. I do not want to go to the bank for this matter because I would rather NOT give interest to an institution, but rather a helpful person.

My financial situation:
I am a good candidate for this loan because I have a great, secure job and I will be reclassified into a higher pay grade early next year. I just don't have $2500 on hand due to putting 20% down on my house and towards my education.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 651138
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	8.49%
Term:	60 months

Lender yield:	22.98%	Borrower rate/APR:	23.98% / 26.53%	Monthly payment:	$431.35

Lender servicing fee:	1.00%	Effective Yield*:	21.30%
		Estimated return*:	12.81%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-1977	Debt/Income ratio:	20%
Credit score:	780-799 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	4	Current / open credit lines:	6 / 5	Length of status:	44y 4m
Amount delinquent:	$28,280	Total credit lines:	39	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$207	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	23	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	friendly-benefit423	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...pay off debt so that I can enjoy retirement with my lovely wife

My financial situation:
I am a good candidate for this loan because...I am older, established, and I want to be a long term member of prosper, hopefully lending money down the road to make additional income

Monthly net income: $2700
Monthly expenses: $1500
Housing: $450
Insurance: $90
Car expenses: $45
Utilities: $100
Phone, cable, internet: $55
Food, entertainment: $250
Clothing, household expenses: $100
Credit cards and other loans: $150
Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 651178
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	2.24%
Term:	36 months

Lender yield:	8.24%	Borrower rate/APR:	9.24% / 12.02%	Monthly payment:	$797.79

Lender servicing fee:	1.00%	Effective Yield*:	8.02%
		Estimated return*:	5.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Dec-1996	Debt/Income ratio:	25%
Credit score:	780-799 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	11y 7m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$26,774	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	47%
		Homeownership:	Yes
Screen name:	first-dedicated-moola	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 651306
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	16.75%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.24%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Nov-1997	Debt/Income ratio:	32%
Credit score:	660-679 (Oct-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 10	Length of status:	6y 7m
Amount delinquent:	$0	Total credit lines:	41	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$21,105	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	Yes
Screen name:	dollar-starfish540	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay off an existing 401K loan so I can take another one at a lower rate to pay off all unsecured debt

My financial situation:
I am a good candidate for this loan because I have no late payments on record.

Monthly net income: $4500+
Monthly expenses: $
Housing: $1450
Insurance: $husband pays
Car expenses: $150
Utilities: $husband pays
Phone, cable, internet: $153
Food, entertainment: $husband pays
Clothing, household expenses: $100
Credit cards and other loans: $1500
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 651322
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,900.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.49%
Term:	36 months

Lender yield:	14.99%	Borrower rate/APR:	15.99% / 19.65%	Monthly payment:	$312.85

Lender servicing fee:	1.00%	Effective Yield*:	14.17%
		Estimated return*:	8.68%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	1	Current / open credit lines:	11 / 11	Length of status:	2y 4m
Amount delinquent:	$171	Total credit lines:	24	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,825	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	25%
		Homeownership:	No
Screen name:	just-revenue1	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 651410
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	16.75%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$86.85

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.24%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Mar-1994	Debt/Income ratio:	10%
Credit score:	680-699 (Oct-2012)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	2y 3m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,471	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	9	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	transaction-rose	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Other
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 651478
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	8.49%
Term:	60 months

Lender yield:	22.98%	Borrower rate/APR:	23.98% / 26.53%	Monthly payment:	$431.35

Lender servicing fee:	1.00%	Effective Yield*:	21.30%
		Estimated return*:	12.81%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-1994	Debt/Income ratio:	34%
Credit score:	700-719 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	20 / 20	Length of status:	13y 0m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,820	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	59%
		Homeownership:	Yes
Screen name:	calm-transaction1	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 651482
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$24,500.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	8.49%
Term:	60 months

Lender yield:	22.98%	Borrower rate/APR:	23.98% / 26.53%	Monthly payment:	$704.53

Lender servicing fee:	1.00%	Effective Yield*:	21.30%
		Estimated return*:	12.81%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jun-1991	Debt/Income ratio:	31%
Credit score:	800-819 (Oct-2012)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	21 / 21	Length of status:	23y 5m
Amount delinquent:	$0	Total credit lines:	40	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$51,963	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	37%
		Homeownership:	Yes
Screen name:	first-credit-associate	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 651494
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	16.75%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.24%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Apr-1995	Debt/Income ratio:	2%
Credit score:	680-699 (Oct-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	0 / 0	Length of status:	3y 1m
Amount delinquent:	$0	Total credit lines:	4	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	5	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	youthful-investment833	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 651506
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	7.49%
Term:	12 months

Lender yield:	13.93%	Borrower rate/APR:	14.93% / 22.71%	Monthly payment:	$180.45

Lender servicing fee:	1.00%	Effective Yield*:	12.97%
		Estimated return*:	5.48%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-1994	Debt/Income ratio:	10%
Credit score:	640-659 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	2y 1m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$4,489	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	5	Bankcard utilization:	93%
		Homeownership:	No
Screen name:	tostada560	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Motorcycle
Purpose of loan:
This loan will be used to...

Purchase a motorcycle which will be used to commute to work and reduce my commuting costs by $200 per month.

My financial situation:
I am a good candidate for this loan because...

In a down economy, I have had this job for the last two years. It is a prospering company, which is actually hiring people, and I am prospering along with the company.

The loan for the motorcycle is only for 50% of its value.

Monthly net income: $ 4,700
Monthly expenses: $ 3,200
Housing: $ 2,000
Insurance: $ 35.00
Car expenses: $ own
Utilities: $ Included in rent
Phone, cable, internet: $ Included in rent
Food, entertainment: $ 250
Clothing, household expenses: $ 50
Credit cards and other loans: $ 400
Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 651512
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$130.28

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Nov-2002	Debt/Income ratio:	23%
Credit score:	700-719 (Oct-2012)	Inquiries last 6m:	2	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	0y 0m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,502	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Bankcard utilization:	48%
		Homeownership:	No
Screen name:	order-maracas8	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical/Dental
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $2516.00
Monthly expenses: $1394.00
Housing: $547.00
Insurance: $70.00
Car expenses: $269.00
Utilities: $90.00
Phone, cable, internet: $68.00
Food, entertainment: $400.00
Clothing, household expenses: $100.00
Credit cards and other loans: $50.00
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 651536
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	16.75%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.24%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Mar-2000	Debt/Income ratio:	29%
Credit score:	660-679 (Sep-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	1y 1m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,372	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	36%
		Homeownership:	No
Screen name:	focused-investment125	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 651560
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$13,500.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	9.25%
Term:	36 months

Lender yield:	20.99%	Borrower rate/APR:	21.99% / 25.78%	Monthly payment:	$515.50

Lender servicing fee:	1.00%	Effective Yield*:	19.37%
		Estimated return*:	10.12%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Oct-2012)	Inquiries last 6m:	2	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	7 / 5	Length of status:	7y 8m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,603	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	34%
		Homeownership:	Yes
Screen name:	return-raker0	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 651584
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.75%
Term:	36 months

Lender yield:	24.66%	Borrower rate/APR:	25.66% / 29.54%	Monthly payment:	$320.88

Lender servicing fee:	1.00%	Effective Yield*:	22.54%
		Estimated return*:	10.79%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-1999	Debt/Income ratio:	14%
Credit score:	640-659 (Sep-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 2	Length of status:	2y 4m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,928	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	No
Screen name:	benefit-viking7	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business
Purpose of loan:
This loan will be used to purchase 60-second radio and television ads. I have secured a professional media buyer, with over 20 years in the business, who can purchase 500-700 slots for $5000. (This is my second request because time expired during the funding process. I know have all the documentation requested.)

My financial situation:
I am a good candidate for this loan because I am being mentored by one of the leading infomercial gurus ever. I have personally invested over $60,000 of my own money into training, products, productions and am ready to reap the fruits of my labor. The commercials have already been tested and proven successful. I have $2,200 in inventory on hand which will yield $14,900. That would be a profit of over $12,500. All I need is a little more capital to pay for the advertising.

Monthly net income: $6,000
Monthly expenses: See Below
Housing: $1,000
Insurance: $120
Car expenses: $650
Utilities: $100
Phone, cable, internet: $150
Food, entertainment: $500
Clothing, household expenses: $200
Credit cards and other loans: $75
Other expenses: $500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 651602
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Oct-1971	Debt/Income ratio:	5%
Credit score:	720-739 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	0 / 0	Length of status:	13y 9m
Amount delinquent:	$0	Total credit lines:	2	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	new-unrivaled-return	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Taxes
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 651642
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	9.25%
Term:	36 months

Lender yield:	20.99%	Borrower rate/APR:	21.99% / 25.78%	Monthly payment:	$190.93

Lender servicing fee:	1.00%	Effective Yield*:	19.37%
		Estimated return*:	10.12%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	May-1999	Debt/Income ratio:	16%
Credit score:	720-739 (Sep-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	5 / 4	Length of status:	0y 11m
Amount delinquent:	$196	Total credit lines:	11	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$183	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Bankcard utilization:	12%
		Homeownership:	No
Screen name:	funds-oasis7	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $6000
Monthly expenses: $2041
Housing: $650
Insurance: $140
Car expenses: $380
Utilities: $250
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 651680
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	8.49%
Term:	36 months

Lender yield:	19.99%	Borrower rate/APR:	20.99% / 24.76%	Monthly payment:	$188.35

Lender servicing fee:	1.00%	Effective Yield*:	18.52%
		Estimated return*:	10.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Nov-1995	Debt/Income ratio:	72%
Credit score:	760-779 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	11y 3m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$43,145	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	62%
		Homeownership:	Yes
Screen name:	generosity-frontier9	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Household Expenses
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 651690
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,870.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	10.25%
Term:	60 months

Lender yield:	25.24%	Borrower rate/APR:	26.24% / 28.85%	Monthly payment:	$387.16

Lender servicing fee:	1.00%	Effective Yield*:	23.20%
		Estimated return*:	12.95%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Mar-1997	Debt/Income ratio:	11%
Credit score:	660-679 (Oct-2012)	Inquiries last 6m:	10	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 14	Length of status:	6y 5m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$26,442	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	83%
		Homeownership:	Yes
Screen name:	WorkPlay	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	660-679 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	700-719 (Sep-2011) 680-699 (Aug-2008) 660-679 (Oct-2007) 680-699 (Aug-2007)
Principal balance:	$3,756.29	31+ days late:	0 ( 0% )
Total payments billed:	12
Description
Debt Consolidation
This loan will be used to payoff one of my credit cards, I'm reducing my rovolving debt ratio to improve my credit score. I have an annual income of $202,000.00 with almost no debts. I have $42,105.00 in cash at banks. I am a good candidate for this loan because I have no late payments on my credit report, only recent inquiries because I looked into refinancing my house. Any questions are welcome.

Monthly net income: $ 16,660.00 Housing w/ Insurance Escrowed: $ 1,700.00 Auto Insurance: $ 60.00 Car expenses: $ 0.00 (paid off)
Utilities: $ 400.00 Phone, cable, internet: $ 45.00 (no cable television or home phone) Food, entertainment: $ 120.00 (live alone)
Clothing, household expenses: $ 0.00 (I don't require much of anything) Credit cards and other loans: $ 1,200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 651838
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,500.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	16.75%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$151.99

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.24%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jun-1993	Debt/Income ratio:	12%
Credit score:	660-679 (Sep-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	7 / 7	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Construction
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,206	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Bankcard utilization:	69%
		Homeownership:	No
Screen name:	vibrant-penny0	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting married
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 651904
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.25%
Term:	36 months

Lender yield:	23.92%	Borrower rate/APR:	24.92% / 28.78%	Monthly payment:	$278.02

Lender servicing fee:	1.00%	Effective Yield*:	21.90%
		Estimated return*:	10.65%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Aug-1990	Debt/Income ratio:	8%
Credit score:	660-679 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	5	Current / open credit lines:	5 / 4	Length of status:	0y 4m
Amount delinquent:	$1,535	Total credit lines:	18	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	13	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	luminous-payout258	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical/Dental
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 652024
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	2.49%
Term:	36 months

Lender yield:	8.74%	Borrower rate/APR:	9.74% / 12.53%	Monthly payment:	$482.18

Lender servicing fee:	1.00%	Effective Yield*:	8.49%
		Estimated return*:	6.00%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Oct-1991	Debt/Income ratio:	11%
Credit score:	800-819 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	4	Current / open credit lines:	5 / 5	Length of status:	0y 6m
Amount delinquent:	$36,471	Total credit lines:	28	Occupation:	Professional
Public records last 12m / 10y:	1/ 3	Revolving credit balance:	$1,024	Stated income:	$100,000+
Delinquencies in last 7y:	22	Bankcard utilization:	15%
		Homeownership:	Yes
Screen name:	ideal-payout2	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used to...Home Improvement, consolidate debt

My financial situation:
I am a good candidate for this loan because...I am fully employed and have been in my profession for 15 years. I am a home owner with roots in both the community and neighborhood.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 652204
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	13.75%
Term:	60 months

Lender yield:	29.97%	Borrower rate/APR:	30.97% / 33.71%	Monthly payment:	$131.81

Lender servicing fee:	1.00%	Effective Yield*:	27.29%
		Estimated return*:	13.54%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Dec-1999	Debt/Income ratio:	23%
Credit score:	680-699 (Oct-2012)	Inquiries last 6m:	7	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	20 / 17	Length of status:	2y 3m
Amount delinquent:	$0	Total credit lines:	56	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$794	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	8	Bankcard utilization:	2%
		Homeownership:	No
Screen name:	integrity-ace7	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	680-699 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	680-699 (Dec-2011)
Principal balance:	$1,660.32	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 652270
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	8.49%
Term:	60 months

Lender yield:	22.98%	Borrower rate/APR:	23.98% / 26.53%	Monthly payment:	$431.35

Lender servicing fee:	1.00%	Effective Yield*:	21.30%
		Estimated return*:	12.81%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-1999	Debt/Income ratio:	10%
Credit score:	740-759 (Sep-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	3y 8m
Amount delinquent:	$0	Total credit lines:	4	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,855	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	45%
		Homeownership:	No
Screen name:	compassion-juniper2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business
Purpose of loan:
This loan will be used to... Purchase some POS Computer systems to improve my small business.

My financial situation:
I am a good candidate for this loan because... I always pay on time. Never been late on no payments or past due. I currently have a bank account with 35k Available, How ever does funds are being use to run my business. this is why I'm needing this loan

Monthly net income: $ 7,083.00
Monthly expenses: $ 2283.00
Housing: $ 700.00
Insurance: $ 123.00
Car expenses: $ 200.00
Utilities: $ 450.00
Phone, cable, internet: $ 260.00
Food, entertainment: $ 200.00
Clothing, household expenses: $ 150.00
Credit cards and other loans: $ 200.00
Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 652282
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	14.75%
Term:	36 months

Lender yield:	29.06%	Borrower rate/APR:	30.06% / 34.05%	Monthly payment:	$169.94

Lender servicing fee:	1.00%	Effective Yield*:	26.43%
		Estimated return*:	11.68%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Sep-2007	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Sep-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	4y 9m
Amount delinquent:	$0	Total credit lines:	5	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$71	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	2%
		Homeownership:	Yes
Screen name:	genuine-order0	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 631889
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.99%
Term:	12 months

Lender yield:	11.79%	Borrower rate/APR:	12.79% / 18.53%	Monthly payment:	$178.44

Lender servicing fee:	1.00%	Effective Yield*:	11.09%
		Estimated return*:	5.10%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Oct-2004	Debt/Income ratio:	54%
Credit score:	660-679 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	6y 8m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,721	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	99%
		Homeownership:	No
Screen name:	red-excellent-silver	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	33 ( 100% )	660-679 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	720-739 (Dec-2009)
Principal balance:	$465.85	31+ days late:	0 ( 0% )
Total payments billed:	33
Description
Debt consolidation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 637447
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$14,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	7.24%
Term:	60 months

Lender yield:	21.26%	Borrower rate/APR:	22.26% / 24.76%	Monthly payment:	$388.74

Lender servicing fee:	1.00%	Effective Yield*:	19.86%
		Estimated return*:	12.62%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-1995	Debt/Income ratio:	50%
Credit score:	740-759 (Sep-2012)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	8y 3m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,990	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	44%
		Homeownership:	No
Screen name:	a-open-fairness	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 646747
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$13,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	10.25%
Term:	36 months

Lender yield:	22.46%	Borrower rate/APR:	23.46% / 27.29%	Monthly payment:	$506.35

Lender servicing fee:	1.00%	Effective Yield*:	20.64%
		Estimated return*:	10.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-1994	Debt/Income ratio:	36%
Credit score:	700-719 (Sep-2012)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	18 / 18	Length of status:	0y 2m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$21,021	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	31%
		Homeownership:	No
Screen name:	steady-reward530	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...pay off credit cards that I leaned upon while I was a full time grad student

My financial situation:
I am a good candidate for this loan because...I have good credit and I am now in a position to repay the loan promptly and on time given my career change

Monthly net income: $4300
Monthly expenses: $600
Housing: $0
Insurance: $145
Car expenses: $300.47
Utilities: $0
Phone, cable, internet: $87
Food, entertainment: $100
Clothing, household expenses: $
Credit cards and other loans: $700
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 646907
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	2.49%
Term:	36 months

Lender yield:	8.74%	Borrower rate/APR:	9.74% / 12.53%	Monthly payment:	$482.18

Lender servicing fee:	1.00%	Effective Yield*:	8.49%
		Estimated return*:	6.00%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Mar-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Sep-2012)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	14 / 13	Length of status:	8y 9m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,014	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	17%
		Homeownership:	No
Screen name:	aurelianc	Borrower's state:	Missouri	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 100% )	740-759 (Latest)
Principal borrowed:	$3,220.00	< 31 days late:	0 ( 0% )	660-679 (Aug-2006)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Business
Purpose of loan:
This loan will be used to buy auto-scrubber, propane buffer and some other tools for maintenance business.

My financial situation:
I am a good candidate for this loan because my revenue is flowing from my small business and with this investment will grow even more.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 647361
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$18,000.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	2.74%
Term:	36 months

Lender yield:	9.34%	Borrower rate/APR:	10.34% / 13.14%	Monthly payment:	$583.69

Lender servicing fee:	1.00%	Effective Yield*:	9.05%
		Estimated return*:	6.31%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-1999	Debt/Income ratio:	18%
Credit score:	800-819 (Sep-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	30y 2m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$42	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Bankcard utilization:	1%
		Homeownership:	Yes
Screen name:	compassionate-wampum317	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 648861
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	16.75%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$86.85

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.24%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jan-1987	Debt/Income ratio:	3%
Credit score:	680-699 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	0y 0m
Amount delinquent:	$0	Total credit lines:	2	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	sincere-cash0	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying bills
Purpose of loan: bill paying
This loan will be used to...pay off misc

My financial situation: solid income
I am a good candidate for this loan because...pay all my bill on time250

Monthly net income: $1657
Monthly expenses: $Housing: $0Insurance: $84
Phone, cable, internet: $80
Food, entertainment: $150
Clothing, household expenses: $
Credit cards and other loans: $145
Other expenses: $none
none
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 649431
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	16.75%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.24%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Feb-2010	Debt/Income ratio:	17%
Credit score:	660-679 (Oct-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	3y 1m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,226	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	19%
		Homeownership:	No
Screen name:	unafraid-pound3	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Other
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: 2200
Monthly expenses: 300
Housing: 400
Insurance: 50
Car expenses: 120
Utilities: 90
Phone, cable, internet: 75
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 649831
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	8.49%
Term:	60 months

Lender yield:	22.98%	Borrower rate/APR:	23.98% / 26.53%	Monthly payment:	$431.35

Lender servicing fee:	1.00%	Effective Yield*:	21.30%
		Estimated return*:	12.81%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jun-1994	Debt/Income ratio:	9%
Credit score:	700-719 (Oct-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	0y 6m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,536	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	76%
		Homeownership:	No
Screen name:	bonus-legend2	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 650025
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,200.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	8.49%
Term:	36 months

Lender yield:	19.99%	Borrower rate/APR:	20.99% / 24.76%	Monthly payment:	$271.22

Lender servicing fee:	1.00%	Effective Yield*:	18.52%
		Estimated return*:	10.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Apr-1998	Debt/Income ratio:	11%
Credit score:	700-719 (Oct-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	11	Current / open credit lines:	3 / 3	Length of status:	2y 6m
Amount delinquent:	$2,399	Total credit lines:	50	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$0	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	10	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	intrepid-contract4	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 650181
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	10.25%
Term:	60 months

Lender yield:	25.24%	Borrower rate/APR:	26.24% / 28.85%	Monthly payment:	$180.50

Lender servicing fee:	1.00%	Effective Yield*:	23.20%
		Estimated return*:	12.95%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-1998	Debt/Income ratio:	26%
Credit score:	680-699 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	0y 2m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$8,271	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Bankcard utilization:	97%
		Homeownership:	Yes
Screen name:	artist489	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: Debt consolidation
This loan will be used to...Pay off other lines of credit

My financial situation:
I am a good candidate for this loan because...I have recently returned to a law enforcement career as a Communications Officer with Columbus State University. I am previously retired from law enforcement and was briefly employed with my current employer from 08/2011 to 01/2012, leaving only to secure full time employment. although working full time, my current position became available in 08/2012, at which time I gladly accepted the appointment.

Monthly net income: $3,180.00
Monthly expenses: $2,668.00
Housing: $1108.00
Insurance: $91.00
Car expenses: $462.00
Utilities: $250.00
Phone, cable, internet: $42.00
Food, entertainment: $300.00
Clothing, household expenses: $50.00
Credit cards and other loans: $265.00
Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 650243
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	8.49%
Term:	60 months

Lender yield:	22.98%	Borrower rate/APR:	23.98% / 26.53%	Monthly payment:	$287.56

Lender servicing fee:	1.00%	Effective Yield*:	21.30%
		Estimated return*:	12.81%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Mar-1999	Debt/Income ratio:	33%
Credit score:	700-719 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	7 / 6	Length of status:	2y 4m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,128	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	33%
		Homeownership:	No
Screen name:	a-bazaar-icon	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to pay off credit card debt.

My financial situation:
I am a good candidate for this loan because I am serious about moving on to the next chapter in my life by paying off my credit card debt accumulated during college.

Monthly net income: $2,300
Monthly expenses: $1,105
Housing: $0 (live at parents' = no rent)
Insurance: $80
Car expenses: $120
Utilities: $0
Phone, cable, internet: $80
Food, entertainment: $175
Clothing, household expenses: $50
Credit cards and other loans: $600
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 650259
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	8.49%
Term:	60 months

Lender yield:	22.98%	Borrower rate/APR:	23.98% / 26.53%	Monthly payment:	$431.35

Lender servicing fee:	1.00%	Effective Yield*:	21.30%
		Estimated return*:	12.81%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jul-1997	Debt/Income ratio:	13%
Credit score:	760-779 (Oct-2012)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	19 / 19	Length of status:	18y 11m
Amount delinquent:	$0	Total credit lines:	43	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$19,720	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	54%
		Homeownership:	Yes
Screen name:	adaptable-asset3	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...consolidate debt into one single payment.

My financial situation:
I am a good candidate for this loan because...I have been gainfully employed with the same employer for 19 years. I hold a mangement position in the company and I am very stable. I also have several investment properties that provides me additional rental income.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 650275
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Nov-1993	Debt/Income ratio:	16%
Credit score:	700-719 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	7 / 6	Length of status:	10y 9m
Amount delinquent:	$291	Total credit lines:	18	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,203	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	76%
		Homeownership:	Yes
Screen name:	return-caballero0	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help my daughter move
Purpose of loan: I want to help my daughter move.
This loan will be used to... Give to my daughter so she can move.

My financial situation: Good
I am a good candidate for this loan because... I have good credit. I pay my bills on time. I am retired from the Navy of 20 years. Retired from the Naval Shipyard for more than 10 years. Retired from Wal-Mart for more than 4 years.

Monthly net income: $6,027.58
Monthly expenses: $800.00
Housing: $550.00
Insurance: $159.00
Car expenses: $0.0 car is paid off.
Utilities: $59.00
Phone, cable, internet: $80.00
Food, entertainment: $200.00
Clothing, household expenses: $200.00
Credit cards and other loans: $300.00
Other expenses: $150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 650307
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Apr-1965	Debt/Income ratio:	26%
Credit score:	720-739 (Oct-2012)	Inquiries last 6m:	7	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	2y 2m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$20,501	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	66%
		Homeownership:	Yes
Screen name:	money-game-changer8	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation: I have a good credit score , and a responsible adult and you will get your money back and what shows on credit report all went to my x wife, she assumed all debt
I am a good candidate for this loan because..i pay my bills , I am helping my daughter pay some debt.

Monthly net income: $2040
Monthly expenses: $500
Housing: $my wife has all in divorce decree did quit claim deed
Insurance: $60
Car expenses: $0
Utilities: $0
Phone, cable, internet: $0
Food, entertainment: 0
Clothing, household expenses: $
Credit cards and other loans: $200
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 650409
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	9.25%
Term:	60 months

Lender yield:	23.89%	Borrower rate/APR:	24.89% / 27.46%	Monthly payment:	$205.01

Lender servicing fee:	1.00%	Effective Yield*:	22.06%
		Estimated return*:	12.81%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-2002	Debt/Income ratio:	20%
Credit score:	740-759 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	12 / 9	Length of status:	3y 9m
Amount delinquent:	$92	Total credit lines:	19	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	plentiful-nickel0	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Baby & Adoption Loans
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $39,000.00
Monthly expenses: $475.00
Housing: $0.00
Insurance: $100.00
Car expenses: $275.00
Utilities: $250.00
Phone, cable, internet: $125.00
Food, entertainment: $200.00
Clothing, household expenses: $100.00
Credit cards and other loans: $75.00
Other expenses: $0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 650421
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	14.25%
Term:	36 months

Lender yield:	28.32%	Borrower rate/APR:	29.32% / 33.29%	Monthly payment:	$105.20

Lender servicing fee:	1.00%	Effective Yield*:	25.75%
		Estimated return*:	11.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	May-1998	Debt/Income ratio:	39%
Credit score:	660-679 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 13	Length of status:	4y 7m
Amount delinquent:	$0	Total credit lines:	52	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,471	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	88%
		Homeownership:	Yes
Screen name:	library945	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
auto repair/credit repair debt cons
Purpose of loan:
This loan will be used to...
pay off high int cards and fro auto repair
My financial situation:
I am a good candidate for this loan because...
I have the income to support it, i have paid most of my loan on time. I have just had a few months of harship due to death in the family and student loans coming up for repayment

Monthly net income: $4200
Monthly expenses: $ 200
Housing: $500 half the mortg
Insurance: $160
Car expenses: $435
Utilities: $150
Phone, cable, internet: $150
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $500
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 650475
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,700.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.49%
Term:	36 months

Lender yield:	14.99%	Borrower rate/APR:	15.99% / 19.65%	Monthly payment:	$130.06

Lender servicing fee:	1.00%	Effective Yield*:	14.17%
		Estimated return*:	8.68%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Aug-2000	Debt/Income ratio:	5%
Credit score:	700-719 (Oct-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	2y 7m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,542	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Bankcard utilization:	13%
		Homeownership:	No
Screen name:	rmundi000	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to. Pay off an assortment of debts to with the main goal to lower the interest rate and change the terms. It is also helpful for me to put everything into a single payment. The debts include Credit cards, old student loans, ect.

My financial situation:
I am a good candidate for this loan because as you can see from my budget and income below, this payment for this loan is very comfortable for me. Also from my credit, you can see while not perfect (713), over the past several years my repayment history have been perfect.

Monthly net income: $ 2275.00 After tax, medical and dental insurance, 401k, SS, etc.
Monthly expenses: $
Housing: $ 650.00
Insurance: $ 112.00
Car expenses: $ 0.00
Utilities: $ 73.00
Phone, cable, internet: $ 103.00
Food, entertainment: $ 200.00
Clothing, household expenses: $ 100.00
Credit cards and other loans: $ 150.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 650505
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	10.75%
Term:	36 months

Lender yield:	23.19%	Borrower rate/APR:	24.19% / 28.03%	Monthly payment:	$589.99

Lender servicing fee:	1.00%	Effective Yield*:	21.26%
		Estimated return*:	10.51%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jul-1996	Debt/Income ratio:	43%
Credit score:	640-659 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	21 / 21	Length of status:	11y 2m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$32,637	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	91%
		Homeownership:	Yes
Screen name:	jatazus1	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	71 ( 92% )	640-659 (Latest)
Principal borrowed:	$12,000.00	< 31 days late:	6 ( 8% )	640-659 (Sep-2011) 660-679 (Dec-2009) 660-679 (May-2008)
Principal balance:	$5,838.58	31+ days late:	0 ( 0% )
Total payments billed:	77
Description
Medical/Dental/refinance prosper
Purpose of loan:
This loan will be used to...
I have successfully paid off 2 prosper loans and this will be to refinance a third current prosper loan with a very high interest rate 31 pct. I also wish to pay off spouses hospital medical bills of 3000.00 several credit cards and two car payments totaling 5000.00 to get a substantially reduced monthly payment. This loan of 590.00 per month would reduce my monthly payments by at least 350.00 per month and pay some higher interest credit cards . I can then concentrate on paying this loan off faster.

My financial situation:
I am a good candidate for this loan because...I have had several prosper loans that have been paid off timely and even ahead of time. My credit is impeccable and my credit score albeit a bit lower is indicative of higher debt but perfect and timely payments. Due to lots of medical bills had to utilize credit cards to pay, and could not utilize investments until recently...I want to pay off all within 5 or 6 years for a more secure retirement. Thanks for your consideration.

Monthly net income: $7300.00
Monthly expenses: $2900.00
Housing: $1200.00
Retirement savings 120,000
Investments 4000.00
Regular savings 3700.00

Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 650633
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	16.75%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$108.57

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.24%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jun-1978	Debt/Income ratio:	8%
Credit score:	660-679 (Oct-2012)	Inquiries last 6m:	2	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	0 / 0	Length of status:	3y 8m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$0	Stated income:	$1-$24,999
Delinquencies in last 7y:	14	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	asset-ladder0	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Vacation
Purpose of loan: vacation
This loan will be used to.gas,hotel,renting a car..

My financial situation: good
I am a good candidate for this loan because..i have worked hard my whole life my wife just passed 5 months ago and i deserve it.

Monthly net income: $1602.
Monthly expenses: $320.
Housing: $00
Insurance: $162. year
Car expenses: $
Utilities: $72.00
Phone, cable, internet: $29.99
Food, entertainment: $70.00
Clothing, household expenses: $20.00
Credit cards and other loans: $00.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 650667
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	8.49%
Term:	36 months

Lender yield:	19.99%	Borrower rate/APR:	20.99% / 24.76%	Monthly payment:	$94.17

Lender servicing fee:	1.00%	Effective Yield*:	18.52%
		Estimated return*:	10.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Nov-1993	Debt/Income ratio:	16%
Credit score:	700-719 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	1y 2m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,269	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	30	Bankcard utilization:	94%
		Homeownership:	Yes
Screen name:	peace-oak880	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay off some smaller credit card debt that I have and allow me to consolidate what I owe. I am trying to rebuild my credit following a divorce in 2009 in which my ex husband stopped paying bills on joint accounts that were awarded to him in the divorce decree, but my name was still on-including a mortgage.

My financial situation:
I am a good candidate for this loan because I am trustworthy and honest. I have increased my credit score solidly over the last two years and wish to continue on that path. I have never had a court ruling or fail to pay on my credit. I make a great living now, but just need to clean up my credit debt. This loan will help me to do that.

Monthly net income: $ 8, 250 (I have a part time job in addition to my FT teaching job)
Monthly expenses: $ 100
Housing: $ 1450
Insurance: $ 100
Car expenses: $ 630
Utilities: $ 75
Phone, cable, internet: $ 100
Food, entertainment: $ 150
Clothing, household expenses: $50
Credit cards and other loans: $ 750
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 650867
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Oct-1992	Debt/Income ratio:	82%
Credit score:	740-759 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	18 / 17	Length of status:	13y 8m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$11,781	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	63%
		Homeownership:	No
Screen name:	enthusiastic-credit116	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation/taxes
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 650943
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.49%
Term:	60 months

Lender yield:	18.39%	Borrower rate/APR:	19.39% / 21.82%	Monthly payment:	$104.62

Lender servicing fee:	1.00%	Effective Yield*:	17.39%
		Estimated return*:	11.90%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Dec-2000	Debt/Income ratio:	0%
Credit score:	700-719 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	7y 1m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,615	Stated income:	$100,000+
Delinquencies in last 7y:	3	Bankcard utilization:	49%
		Homeownership:	No
Screen name:	principal-majesty0	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...i am single live at home and dont have that many bills

Monthly net income: $2500
Monthly expenses: $1,100
Housing: $0
Insurance: $100
Car expenses: $400
Utilities: $200
Phone, cable, internet: $50
Food, entertainment: $100
Clothing, household expenses: $50
Credit cards and other loans: es: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 650951
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	4.49%
Term:	60 months

Lender yield:	16.52%	Borrower rate/APR:	17.52% / 19.91%	Monthly payment:	$125.67

Lender servicing fee:	1.00%	Effective Yield*:	15.76%
		Estimated return*:	11.27%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	May-2002	Debt/Income ratio:	28%
Credit score:	680-699 (Oct-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 8	Length of status:	1y 11m
Amount delinquent:	$0	Total credit lines:	71	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$25,393	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	8	Bankcard utilization:	67%
		Homeownership:	Yes
Screen name:	skincare	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 4	On-time:	90 ( 100% )	680-699 (Latest)
Principal borrowed:	$22,000.00	< 31 days late:	0 ( 0% )	700-719 (Oct-2011) 700-719 (May-2010) 700-719 (Mar-2010) 680-699 (Jul-2008)
Principal balance:	$0.02	31+ days late:	0 ( 0% )
Total payments billed:	90
Description
I Love Prosper!
Purpose of loan:
This loan will be used to...move closer to where I work; currently travel 2-3 hours per day.

My financial situation:
I am a good candidate for this loan because...
a) This will be my 4th loan with Prosper. The history on the previous loans should proof that I am an A-rated payer.
b) I am a nursing educator with high professional norms and values.
c) I finished a masters degree in nursing (MSN) in June 2012, and enrolled in a PhD program at a local university. Little did I know how much more time I will need for studying!
d) I have no choice but to keep on working at this hospital, they provide excellent tuition reimbursements and benefits; you can be assured of a stable income.

Monthly net income: $ 4573
Monthly expenses: $ 3720

Housing: $ 750
Insurance: $ 200
Car expenses: $ 660
Utilities: $ 150
Phone, cable, internet: $ 130
Food, entertainment: $ 520
Clothing, household expenses: $ 200
Credit cards and other loans: $ 910
Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 650987
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	7.99%
Term:	60 months

Lender yield:	22.33%	Borrower rate/APR:	23.33% / 25.86%	Monthly payment:	$425.71

Lender servicing fee:	1.00%	Effective Yield*:	20.76%
		Estimated return*:	12.77%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	May-1983	Debt/Income ratio:	71%
Credit score:	700-719 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	14 / 14	Length of status:	12y 9m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$33,361	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	70%
		Homeownership:	No
Screen name:	brightest-sympathetic-gain	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 651111
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	2.49%
Term:	36 months

Lender yield:	8.74%	Borrower rate/APR:	9.74% / 12.53%	Monthly payment:	$241.09

Lender servicing fee:	1.00%	Effective Yield*:	8.49%
		Estimated return*:	6.00%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-1984	Debt/Income ratio:	16%
Credit score:	700-719 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	19 / 16	Length of status:	33y 7m
Amount delinquent:	$0	Total credit lines:	48	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$32,045	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	94%
		Homeownership:	Yes
Screen name:	bonafide-hope41	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	6 ( 100% )	700-719 (Latest)
Principal borrowed:	$15,000.00	< 31 days late:	0 ( 0% )	720-739 (Mar-2012)
Principal balance:	$11,903.01	31+ days late:	0 ( 0% )
Total payments billed:	6
Description
Medical/Dental
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 651485
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	2.49%
Term:	36 months

Lender yield:	8.74%	Borrower rate/APR:	9.74% / 12.53%	Monthly payment:	$96.44

Lender servicing fee:	1.00%	Effective Yield*:	8.49%
		Estimated return*:	6.00%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Mar-1988	Debt/Income ratio:	Not calculated
Credit score:	760-779 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	1y 1m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,186	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	20%
		Homeownership:	No
Screen name:	professional-durability229	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	760-779 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	740-759 (Nov-2011)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	1
Description
Auto Repairs
Purpose of loan:
This loan will be used to pay for damage to my car after insurance, and other ancillary debts (rentals, etc.).

My financial situation:
I am a good candidate for this loan because I have never defaulted or had a late payment on any of my bills. The relatively small monthly payment will make it easy for me to set money aside for paying off this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 651519
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	AA	Listing Duration:	14 days
		Estimated loss*:	1.99%
Term:	60 months

Lender yield:	10.01%	Borrower rate/APR:	11.01% / 13.25%	Monthly payment:	$543.69

Lender servicing fee:	1.00%	Effective Yield*:	9.78%
		Estimated return*:	7.79%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Apr-1983	Debt/Income ratio:	1%
Credit score:	760-779 (Oct-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 15	Length of status:	11y 1m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$43,967	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	37%
		Homeownership:	No
Screen name:	vigilance-zoomer4	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...payoff credit card debt

My financial situation:
I am a good candidate for this loan because...I have really good credit score & pay my personal debt payments on time. I really need this to get back back on track. Thanks for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 651531
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	AA	Listing Duration:	14 days
		Estimated loss*:	1.74%
Term:	60 months

Lender yield:	9.76%	Borrower rate/APR:	10.76% / 12.99%	Monthly payment:	$324.34

Lender servicing fee:	1.00%	Effective Yield*:	9.56%
		Estimated return*:	7.82%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-1996	Debt/Income ratio:	65%
Credit score:	780-799 (Sep-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 16	Length of status:	11y 5m
Amount delinquent:	$0	Total credit lines:	40	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$45,819	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	42%
		Homeownership:	Yes
Screen name:	note-worker6	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...
Pay off high interest credit cards.
My financial situation: I am current on all acounts.
I am a good candidate for this loan because...I work full time and am able to pay loan payment that is less than minimum monthly payments that I am currently paying.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 651533
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.24%
Term:	12 months

Lender yield:	10.77%	Borrower rate/APR:	11.77% / 17.49%	Monthly payment:	$1,331.12

Lender servicing fee:	1.00%	Effective Yield*:	10.19%
		Estimated return*:	4.95%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Apr-1992	Debt/Income ratio:	7%
Credit score:	700-719 (Sep-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 14	Length of status:	1y 10m
Amount delinquent:	$0	Total credit lines:	52	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$681,968	Stated income:	$100,000+
Delinquencies in last 7y:	6	Bankcard utilization:	83%
		Homeownership:	Yes
Screen name:	friendly-ore822	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home and Business
Purpose of loan:
This loan will be used to pay for general home and business operating and living costs including taxes, financing expense, accounting, transportation, insurance, repairs and improvements. I have selected the fastest payoff becuase this loan will be a short term bridge.

My financial situation:
I am a good candidate for this loan because I have the ability to repay the loan according the terms. Why will I meet my obligation? 1) It is the right thing to do, and I take my obligations seriously as can be seen in my 25 years of debt service including as a homeowner for 20 years 2) I have significant home finance debt which resets annually and I would like to refinance for a longer period at historic low rates. However, I must correct the mistakes in my credit report (see below) and protect my credit report by meeting all obligations on time. The cost of not meeting all obligations on my $15,000 loan would cost many multiples of that in other financing. The short bridge will allow me to meet some immediate obligations in order to accomplish those goals.

I would complete my home refinancing now, but I need a bridge during which time I would correct some errors in my credit report. The most obvious error to someone reviewing the report is Wachovia/Wells Fargo have several loans in the report when in fact there were loans that were refinanced with the same bank and therefore, at closing the new loan proceeds paid in full the old loans. However, the merging banks and their integrating back office systems kept the old loans on the books. In each case they indicate 120 days late and also paid as agreed. The error is the most problematic on my report, and the correction should improve my credit score significantly.

I generate income from my employment sufficient to meet my monthly obligations.

Monthly net income: $73,333
Monthly expenses: $30,000
Housing: $13,500
Insurance: $1,000
Car expenses: $600
Utilities: $800
Phone, cable, internet: $400
Food, entertainment: $2,800
Clothing, household expenses: $900
Credit cards and other loans: $3,400
Other expenses: $750
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 651543
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	6.24%
Term:	60 months

Lender yield:	19.81%	Borrower rate/APR:	20.81% / 23.28%	Monthly payment:	$188.63

Lender servicing fee:	1.00%	Effective Yield*:	18.63%
		Estimated return*:	12.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jul-1990	Debt/Income ratio:	27%
Credit score:	700-719 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 13	Length of status:	17y 2m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,930	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	50%
		Homeownership:	Yes
Screen name:	transaction-apple	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	15 ( 100% )	700-719 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	720-739 (Dec-2011) 740-759 (Dec-2010)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	15
Description
Wedding Loans
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 651547
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	12.75%
Term:	60 months

Lender yield:	28.62%	Borrower rate/APR:	29.62% / 32.32%	Monthly payment:	$128.48

Lender servicing fee:	1.00%	Effective Yield*:	26.10%
		Estimated return*:	13.35%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Oct-1979	Debt/Income ratio:	41%
Credit score:	640-659 (Oct-2012)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 12	Length of status:	7y 7m
Amount delinquent:	$0	Total credit lines:	37	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$22,196	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	72%
		Homeownership:	Yes
Screen name:	okiemechanic	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	77 ( 100% )	640-659 (Latest)
Principal borrowed:	$12,500.00	< 31 days late:	0 ( 0% )	680-699 (Jul-2011) 700-719 (Nov-2010) 680-699 (Dec-2009) 680-699 (Sep-2009)
Principal balance:	$339.34	31+ days late:	0 ( 0% )
Total payments billed:	77
Description
Debt consolidation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 651549
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	13.25%
Term:	36 months

Lender yield:	26.86%	Borrower rate/APR:	27.86% / 31.79%	Monthly payment:	$412.88

Lender servicing fee:	1.00%	Effective Yield*:	24.47%
		Estimated return*:	11.22%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Sep-2004	Debt/Income ratio:	>1000%
Credit score:	680-699 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	8y 1m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$41,464	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	91%
		Homeownership:	No
Screen name:	power-boss5	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay off credit card dept as well as part of student loan

My financial situation:
I am a good candidate for this loan because I've always pay all my bills on time. I've never stop payment on any obligation.

Monthly net income: $2818.4
Monthly expenses: $1920
Housing: $545 monthly
Insurance: $285 monthly
Car expenses: $160 monthly
Utilities: $130 monthly
Phone, cable, internet: $250 monthly
Food, entertainment: $200 monthly
Clothing, household expenses: $50 monthly
Credit cards and other loans: $250 monthly
Other expenses: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 651555
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,500.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	8.49%
Term:	36 months

Lender yield:	19.99%	Borrower rate/APR:	20.99% / 24.76%	Monthly payment:	$169.51

Lender servicing fee:	1.00%	Effective Yield*:	18.52%
		Estimated return*:	10.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Feb-1998	Debt/Income ratio:	6%
Credit score:	780-799 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	7 / 4	Length of status:	2y 0m
Amount delinquent:	$8,091	Total credit lines:	34	Occupation:	Professional
Public records last 12m / 10y:	1/ 1	Revolving credit balance:	$0	Stated income:	$100,000+
Delinquencies in last 7y:	8	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	benjamins-euphoria0	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical/Dental
Purpose of loan:
This loan will be used for medical necessity.

My financial situation:
I am a good candidate for this loan because I make good money, and hope to repay it in 3 months time.

Monthly net income: $7000
Monthly expenses: $3000
Housing: $950
Insurance: $184
Car expenses: $0
Utilities: $200
Phone, cable, internet: $80
Food, entertainment: $ 800
Clothing, household expenses: $100
Credit cards and other loans: $ 145
Other expenses: $ 715
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 651585
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.99%
Term:	60 months

Lender yield:	19.24%	Borrower rate/APR:	20.24% / 22.69%	Monthly payment:	$159.77

Lender servicing fee:	1.00%	Effective Yield*:	18.13%
		Estimated return*:	12.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-1989	Debt/Income ratio:	16%
Credit score:	760-779 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	1y 7m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,434	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	46%
		Homeownership:	No
Screen name:	fervent-marketplace69	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Household Expenses
Purpose of loan: To pay for unexpected expenses.
This loan will be used to...pay for unexpected household expenses and unexpected auto repairs.

My financial situation:
I am a good candidate for this loan because...I have a good credit rating with an excellent payment history.

Monthly net income: $4132.00
Monthly expenses: $
Housing: $1600
Insurance: $150
Car expenses: $453
Utilities: $300
Phone, cable, internet: $200
Food, entertainment: $400
Clothing, household expenses: $150
Credit cards and other loans: $100
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 651647
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.99%
Term:	60 months

Lender yield:	19.24%	Borrower rate/APR:	20.24% / 22.69%	Monthly payment:	$399.41

Lender servicing fee:	1.00%	Effective Yield*:	18.13%
		Estimated return*:	12.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-1993	Debt/Income ratio:	9%
Credit score:	760-779 (Oct-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 10	Length of status:	1y 1m
Amount delinquent:	$0	Total credit lines:	43	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,649	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	19%
		Homeownership:	Yes
Screen name:	bill-farm4	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 651653
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,500.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.25%
Term:	60 months

Lender yield:	26.59%	Borrower rate/APR:	27.59% / 30.23%	Monthly payment:	$293.44

Lender servicing fee:	1.00%	Effective Yield*:	24.35%
		Estimated return*:	13.10%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Feb-1988	Debt/Income ratio:	20%
Credit score:	660-679 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	12y 3m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,186	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	79%
		Homeownership:	Yes
Screen name:	flexible-velocity494	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used to...purchase heating and air system

My financial situation:
I am a good candidate for this loan because...I am fully employed with a good salary

Monthly net income: $7800
Monthly expenses: $2000
Housing: $1550
Insurance: $231
Car expenses: $550
Utilities: $100
Phone, cable, internet: $100
Food, entertainment: $100
Clothing, household expenses: $100
Credit cards and other loans: $400
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 651675
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	6.49%
Term:	36 months

Lender yield:	16.74%	Borrower rate/APR:	17.74% / 21.43%	Monthly payment:	$180.11

Lender servicing fee:	1.00%	Effective Yield*:	15.71%
		Estimated return*:	9.22%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-2007	Debt/Income ratio:	14%
Credit score:	660-679 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	0y 1m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,134	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	52%
		Homeownership:	No
Screen name:	nickel-papyrus4	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Household Expenses
Purpose of loan:
This loan will be used to cover expenses related to repairing a flooded basement (i.e., new carpet, drywall, etc.)

My financial situation:
I am a good candidate for this loan because I have few monthly expenses and can more than afford the monthly payment.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 651763
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,500.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.75%
Term:	36 months

Lender yield:	24.66%	Borrower rate/APR:	25.66% / 29.54%	Monthly payment:	$421.15

Lender servicing fee:	1.00%	Effective Yield*:	22.54%
		Estimated return*:	10.79%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Nov-1999	Debt/Income ratio:	14%
Credit score:	660-679 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	4 / 4	Length of status:	16y 3m
Amount delinquent:	$7	Total credit lines:	17	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,434	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	10	Bankcard utilization:	94%
		Homeownership:	Yes
Screen name:	Printerman33441	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay off a debt I incurred due to a death in my family in March. I am a resident of Florida, and my wife an two children traveled to Nevada to attend my mothers funeral.

My financial situation:
My wife and sons are now living with my in-laws, rent free. My wife is now working to cover their expenses in Nevada. I have reduced my rent by 2/3rds, and have minimized all of my expenses.

I am a good candidate for this loan because I have made enormouse sacrifices to be in the position to repay this loan as soon as possible. I would like to purchase a home in the near future and am very motivated to increase my credit score to be able to achieve that goal.

Thank you for your consideration,

Monthly net income: $5,400
Monthly expenses: $
Housing: $750
Insurance: $180
Car expenses: $700 (Loan and gas)
Utilities:
Phone, cable, internet: $200
Food, entertainment: $300
Clothing, household expenses: $100
Credit cards and other loans: $300
Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 651811
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,500.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	9.25%
Term:	36 months

Lender yield:	20.99%	Borrower rate/APR:	21.99% / 25.78%	Monthly payment:	$362.76

Lender servicing fee:	1.00%	Effective Yield*:	19.37%
		Estimated return*:	10.12%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-2003	Debt/Income ratio:	17%
Credit score:	740-759 (Oct-2012)	Inquiries last 6m:	6	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	6 / 6	Length of status:	4y 4m
Amount delinquent:	$112	Total credit lines:	17	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,462	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	9%
		Homeownership:	Yes
Screen name:	kind-preeminant-camaraderi	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: Debt consolidation
This loan will be used to consolidate my credit cards into a lower interest rate.

My financial situation:
I am a good candidate for this loan because I recently graduated with my M.B.A. with an emphasis in Financial Management. I have been with my current job for close to 5 years.

Monthly net income: $ 5,430
Monthly expenses: $ 3,500
Housing: $ 1,350
Insurance: $ 100
Car expenses: $ 200
Utilities: $ 100
Phone, cable, internet: $ 150
Food, entertainment: $ 500
Clothing, household expenses: $ 100
Credit cards and other loans: $ 1000
Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 651997
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	16.75%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$86.85

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.24%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Oct-1964	Debt/Income ratio:	12%
Credit score:	660-679 (Oct-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	3y 0m
Amount delinquent:	$0	Total credit lines:	4	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,366	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	76%
		Homeownership:	No
Screen name:	generosity-cocktail8	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...pay off credit card

My financial situation:
I am a good candidate for this loan because...I work and collect social security

Monthly net income: $1500
Monthly expenses: $1000
Housing: $325
Insurance: $0
Car expenses: $ 120
Utilities: $70
Phone, cable, internet: $ 75
Food, entertainment: $ 160
Clothing, household expenses: $50
Credit cards and other loans: $ 120
Other expenses: $80
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 652009
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	8.49%
Term:	60 months

Lender yield:	22.98%	Borrower rate/APR:	23.98% / 26.53%	Monthly payment:	$431.35

Lender servicing fee:	1.00%	Effective Yield*:	21.30%
		Estimated return*:	12.81%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	May-1995	Debt/Income ratio:	21%
Credit score:	700-719 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	4y 11m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$21,115	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	78%
		Homeownership:	No
Screen name:	gallant-listing279	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 652033
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	14.75%
Term:	60 months

Lender yield:	31.32%	Borrower rate/APR:	32.32% / 35.10%	Monthly payment:	$135.17

Lender servicing fee:	1.00%	Effective Yield*:	28.49%
		Estimated return*:	13.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	May-2000	Debt/Income ratio:	34%
Credit score:	740-759 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	6y 2m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,330	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	48%
		Homeownership:	Yes
Screen name:	loan-pumpkin4	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $3800
Monthly expenses: $2300
Housing: $1200
Insurance: $150
Car expenses: $0
Utilities: $300
Phone, cable, internet: $200
Food, entertainment: $400
Clothing, household expenses: $100
Credit cards and other loans: $500
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 652051
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	13.75%
Term:	12 months

Lender yield:	22.20%	Borrower rate/APR:	23.20% / 31.13%	Monthly payment:	$376.69

Lender servicing fee:	1.00%	Effective Yield*:	20.19%
		Estimated return*:	6.44%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-1969	Debt/Income ratio:	21%
Credit score:	660-679 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	16 / 15	Length of status:	10y 3m
Amount delinquent:	$405	Total credit lines:	31	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$15,047	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	57%
		Homeownership:	No
Screen name:	credit-honker4	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: debt consolidation
This loan will be used to...pay off credit cards

My financial situation:
I am a good candidate for this loan because...i want to build credit back

Monthly net income: $6800
Monthly expenses: $6600
Housing: $1800
Insurance: $300
Car expenses: $1300
Utilities: $300
Phone, cable, internet: $200
Food, entertainment: $400
Clothing, household expenses: $400
Credit cards and other loans: $1300
Other expenses: $600
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 652063
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$13,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	10.75%
Term:	60 months

Lender yield:	25.92%	Borrower rate/APR:	26.92% / 29.55%	Monthly payment:	$396.34

Lender servicing fee:	1.00%	Effective Yield*:	23.78%
		Estimated return*:	13.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jun-1998	Debt/Income ratio:	72%
Credit score:	640-659 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	17 / 13	Length of status:	6y 2m
Amount delinquent:	$141	Total credit lines:	38	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,769	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	86%
		Homeownership:	Yes
Screen name:	trade-serrano	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 94% )	640-659 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	1 ( 6% )	640-659 (Mar-2011)
Principal balance:	$1,949.27	31+ days late:	0 ( 0% )
Total payments billed:	17
Description
Debt consolidation
Purpose of loan: Payoff Bills to free up Cash Flow

This loan will be used to... Pay off a few medical bills, as well as repair on Our Home. We would also like to be able to do a minor repair to our mini van which is our only family vehicle.

My financial situation: Good. I have good income, just hard to save enough to complete this items all at once and would like to do so before winter sets in.

I am a good candidate for this loan because...I have had credit established for over 15 yrs. and I have never had a default on any credit obligations. When looking at DTI (debt to income) I will be conslidating two loans in the credit obligation section, thus this payment will just be a replacment, not an additional payment.

Monthly net income: $4700.00
Monthly expenses: $
Housing: $1150.00
Insurance: $230.00
Car expenses: $350.00
Utilities: $350.00
Phone, cable, internet: $160.00
Food, entertainment: $400.00
Clothing, household expenses: $
Credit cards and other loans: $400.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 652069
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	6.49%
Term:	36 months

Lender yield:	16.74%	Borrower rate/APR:	17.74% / 21.43%	Monthly payment:	$180.11

Lender servicing fee:	1.00%	Effective Yield*:	15.71%
		Estimated return*:	9.22%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Mar-1998	Debt/Income ratio:	9%
Credit score:	700-719 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 10	Length of status:	13y 7m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$26,545	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	92%
		Homeownership:	Yes
Screen name:	inventive-gain766	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical/Dental
Purpose of loan:
This loan will be used to...pay medical expenses.

My financial situation:
I am a good candidate for this loan because...I am able to pay it back in a timely manner.

Monthly net income: $6367.12
Monthly expenses: $3110.00
Housing: $1600.00
Insurance: $60.00
Car expenses: $300.00
Utilities: $150.00
Phone, cable, internet: $100.00
Food, entertainment: $300.00
Clothing, household expenses: $100.00
Credit cards and other loans: $500.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 652075
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	AA	Listing Duration:	14 days
		Estimated loss*:	1.74%
Term:	60 months

Lender yield:	9.76%	Borrower rate/APR:	10.76% / 12.99%	Monthly payment:	$324.34

Lender servicing fee:	1.00%	Effective Yield*:	9.56%
		Estimated return*:	7.82%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Feb-1999	Debt/Income ratio:	20%
Credit score:	780-799 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	15y 4m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,567	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	19%
		Homeownership:	Yes
Screen name:	camaraderi-brilliance	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to... Buy furniture and other things for new home and pay off credit card debt.

My financial situation:
I am a good candidate for this loan because... I have been at my company for over 15 years and have a stable job. Also I have a excellent credit rating showing that I make good decisions with my money.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 652081
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	May-2005	Debt/Income ratio:	44%
Credit score:	700-719 (Oct-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 13	Length of status:	5y 6m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,570	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	66%
		Homeownership:	No
Screen name:	green-investment-parsec	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 652087
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$130.28

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Mar-1984	Debt/Income ratio:	26%
Credit score:	720-739 (Sep-2012)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	4y 3m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	13	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	credit-victor3	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical/Dental
Purpose of loan:
This loan will be used to...pay what my insurance will not cover on a procedure that I need.

My financial situation:
I am a good candidate for this loan because..I will pay it all back on time and may be able to pay it back early.

Monthly net income: $2672
Monthly expenses: $
Housing: $500
Insurance: $250
Car expenses: $
Utilities: $150
Phone, cable, internet: $225
Food, entertainment: $300
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 652117
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	16.75%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.24%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Sep-2003	Debt/Income ratio:	25%
Credit score:	680-699 (Oct-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	20 / 18	Length of status:	2y 9m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,757	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Bankcard utilization:	72%
		Homeownership:	Yes
Screen name:	nourishing-vigilance097	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: Consolidate debt
This loan will be used to...pay off 4-5 existing lines of credit and consolidate all debt into one smaller, more manageable monthly payment

My financial situation: Have been employed by the same company for 3 years. Own my vehicle (paid off) and own my own home. Have never declared bankruptcy and never been delinquent with any payments.
I am a good candidate for this loan because...I am a good person who made a financial mistake and got overburdened with several small, high-interest credit cards. I am hoping to get out of this financial mistake and become financially responsible again.

Monthly net income: $2500
Monthly expenses: $100
Housing: $875
Insurance: $50
Car expenses: $0
Utilities: $100
Phone, cable, internet: $125
Food, entertainment: $300
Clothing, household expenses: $50
Credit cards and other loans: $300
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 652183
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Mar-1984	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Oct-2012)	Inquiries last 6m:	5	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	2y 7m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$347	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	69%
		Homeownership:	No
Screen name:	Lake1	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business
Purpose of loan:
This loan will be used to fund start-up inventory..

My financial situation:
I am a good candidate for this loan because sales forecast project a revenue of $50,000 for the winter season of 2012 from our initial inventory of 5000 units.

Monthly net income: $3080
Monthly expenses: $2475
Housing: $1000
Insurance: $118
Car expenses: $319
Utilities: $147
Phone, cable, internet: $201
Food, entertainment: $300
Clothing, household expenses: $100
Credit cards and other loans: $25
Other expenses: $265
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 652201
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	6.74%
Term:	60 months

Lender yield:	20.53%	Borrower rate/APR:	21.53% / 24.02%	Monthly payment:	$410.29

Lender servicing fee:	1.00%	Effective Yield*:	19.24%
		Estimated return*:	12.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	May-1984	Debt/Income ratio:	15%
Credit score:	700-719 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	30y 0m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$26,679	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	99%
		Homeownership:	Yes
Screen name:	kindness-iris049	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to... Consolidate Debt

My financial situation:
I am a good candidate for this loan because... I pay my bills on time.

Monthly net income: $ $3465.92 Plus $700.00 Monthly Room & Board from Daughter and Mother-In-Law
Monthly expenses:
Housing: $1186.00
Insurance: $124.00
Car expenses: $150.00
Utilities: $375.00
Phone, cable, internet: $184.00
Food, entertainment: $350.00
Clothing, household expenses: $100.00
Credit cards and other loans: $350.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 652261
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	10.25%
Term:	36 months

Lender yield:	22.46%	Borrower rate/APR:	23.46% / 27.29%	Monthly payment:	$77.90

Lender servicing fee:	1.00%	Effective Yield*:	20.64%
		Estimated return*:	10.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Oct-2005	Debt/Income ratio:	28%
Credit score:	660-679 (Oct-2012)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 11	Length of status:	2y 4m
Amount delinquent:	$0	Total credit lines:	44	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,895	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	34%
		Homeownership:	No
Screen name:	kotik	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	22 ( 100% )	660-679 (Latest)
Principal borrowed:	$1,500.00	< 31 days late:	0 ( 0% )	540-559 (Apr-2008) 540-559 (Mar-2008)
Principal balance:	$0.02	31+ days late:	0 ( 0% )
Total payments billed:	22
Description
Medical/Dental
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...I have used Prosper before and really like the whole idea. I am a personal banker at Chase. I always pay my bills on time and know how important it is for me to pay back this loan. Also this loan is a down payment for my braces and you can be confident I will pay it back every penny.

Monthly net income: $3000
Monthly expenses: $2000
Housing: $800
Insurance: $150
Car expenses: $200
Utilities: $200
Phone, cable, internet: $100
Food, entertainment: $150
Clothing, household expenses: $100
Credit cards and other loans: $100
Other expenses: $100
Information in the Description is not verified.